                                                                   Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 2, 1994 appearing on page 24 of Dell Computer Corporation's Annual Report on Form 10-K for the Fiscal Year Ended January 30, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP
Austin, Texas
February 17, 1995